Supplement dated September 24, 2015
to the Prospectus and Statement of Additional Information (SAI), each as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Variable Portfolio - J.P. Morgan Core Bond Fund	5/1/2015
Effective October 1, 2015 (Effective Date), Douglas Swanson will be taking a leave of absence and will not be involved in the day-to-day management of Variable Portfolio - J.P. Morgan Core Bond Fund (the Fund).  Effective immediately, Barbara Miller will assume the role as lead portfolio manager of the Fund and Henry Song will be added to the portfolio management team.  Christopher Nauseda and Peter Simons will continue to serve as co-portfolio managers of the Fund.  Mr. Swanson will continue to serve as portfolio manager of the Fund until the Effective Date and will work with the rest of the portfolio management team to transition his responsibilities.
Effective immediately, Barbara Miller and Henry Song are added to the list of portfolio managers under the caption “Fund Management” in the Summary of VP - J.P. Morgan Core Bond Fund. On the Effective Date, the list of portfolio managers under the caption “Fund Management” in the Summary of VP - J.P. Morgan Core Bond Fund section is hereby superseded and replaced with the following:
Investment Manager: Columbia Management Investment Advisers, LLC
Subadviser: J.P. Morgan Investment Management Inc. (JPMIM)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Barbara Miller	Managing Director and Portfolio Manager of JPMIM	Co-manager	September 2015
Christopher Nauseda	Vice President and Portfolio Manager of JPMIM	Co-manager	2010
Peter Simons, CFA	Executive Director and Portfolio Manager of JPMIM	Co-manager	2013
Henry Song	Executive Director and Portfolio Manager of JPMIM	Co-manager	September 2015
The rest of the section remains the same.
Effective immediately, Barbara Miller and Henry Song are added to the information under the caption “Portfolio Managers” in the More Information About VP - J.P. Morgan Core Bond Fund - Portfolio Management section. On the Effective Date, the information under the caption “Portfolio Managers” in the More Information About VP - J.P. Morgan Core Bond Fund - Portfolio Management section is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers and ownership by the portfolio managers of Fund shares.
Subadviser: J.P. Morgan Investment Management Inc. (JPMIM)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Barbara Miller	Managing Director and Portfolio Manager of JPMIM	Co-manager	September 2015
Christopher Nauseda	Vice President and Portfolio Manager of JPMIM	Co-manager	2010
Peter Simons, CFA	Executive Director and Portfolio Manager of JPMIM	Co-manager	2013
Henry Song	Executive Director and Portfolio Manager of JPMIM	Co-manager	September 2015
Ms. Miller joined JPMIM and/or its predecessor in 1994. Ms. Miller is currently the head of the U.S. Value Driven Platform within JPMIM’s Global Fixed Income, Currency & Commodities Group effective September 2015. Ms. Miller also has served as the manager and a senior portfolio manager for JPMIM’s Fixed Income Mid Institutional Taxable Group since 2007 which provides individually managed fixed income investments for fully discretionary, institutional accounts and personal investment management accounts.
Mr. Nauseda joined JPMIM and/or its predecessor in 1998. Mr. Nauseda began his investment career in 1982 and earned a B.S. and M.B.A. from Wayne State University.
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Mr. Simons joined JPMIM and/or its predecessor in 2001. Mr. Simons began his investment career in 2000 and earned a B.S. from Cedarville University and an M.B.A. from Fisher College of Business at Ohio State University.
Mr. Song joined JPMIM in 2005 and is a member of the Global Fixed Income, Currency & Commodities (GFICC) group. Based in Columbus, Mr. Song is a portfolio manager for JPMIM’s U.S. Value Driven team and is responsible for managing institutional taxable bond portfolios. Mr. Song previously supported JPMIM’s Columbus taxable client portfolio managers in reporting as well as client communications. Before joining the firm, he interned at LaSalle Bank's treasury department, assisting the risk management process for the mortgage and mortgage servicing rights portfolios. Mr. Song holds a B.B.A. from the Ross School of Business at the University of Michigan and is a CFA charterholder.
The rest of the section remains the same.
Effective immediately, Barbara Miller and Henry Song are added to the information under the subsection The Investment Manager and Subadvisers - Portfolio Managers in the Investment Management and Other Services section of the SAI for the above mentioned Fund, and on the Effective Date this information for the Fund is superseded and replaced with the following table:

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and type of account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
VP – J.P. Morgan Core Bond Fund	JPMIM: Peter Simons	9 RICs 3 PIVs 30 other accounts	$10.90 billion $8.23 billion $8.12 billion	1 other account ($35 M)	(11)	(41)
	Christopher Nauseda	3 RICs 26 other accounts	$30.50 billion $2.62 billion	1 other account ($311 M)
	Barbara Miller(g)	1 RIC 1 PIV 40 other accounts	$45.00 million $28.00 million $1.84 billion	None
	Henry Song(g)	7 RICs 24 other accounts	$10.94 billion $4.24 billion	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(g)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of August 31, 2015.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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